Leases (Tables)	12 Months Ended
Dec. 31, 2024
Leases
Schedule of relevant disclosures in relation to leases

	2024	2023	2022
	(€ in thousands)	(€ in thousands)	(€ in thousands)
Depreciation charge for right-of-use assets	1,867	1,833	1,737
Interest expense on lease liabilities	713	774	793
Expense relating to short-term leases	7	28	94
Total cash outflow for leases	2,302	2,423	2,701
Additions to right-of-use assets during the period	1,226	1,863	592